EXHIBIT 23

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INDEPENDENT AUDITORS' CONSENT



We consent to the  incorporation  by reference  in  Registration  Statement  No.
333-3520 of Wells Financial Corp. on Form S-8 (filed with the Securities and Exchange Commission on April 12, 1996) of our report, dated February 10, 2000, included in this Annual Report on Form 10-KSB of Wells Financial Corp. for the year ended December 31, 1999.

                                               /s/  McGladrey & Pullen, LLP
                                               -------------------------------
                                               McGLADREY & PULLEN, LLP


Rochester, Minnesota
March 22, 2000